Exhibit 99.2
AmerUs Group Co.
Financial Highlights
First Quarter 2006

AmerUs Group Co.

Financial Highlights

($ in thousands, except for per share data)

	For The Three Months Ended
	March 31,
Earnings:	2006	2005

Net Income available to common stockholders	$78,196	$61,488

Adjustments for:

Realized/unrealized (gains) losses on open block assets	171	(70)

Net amortization of DAC, VOBA and deferred sales inducements due to open block gains or losses	(116)	(195)

Net effect of derivative related market value adjustments	(26,657)	5,201

Other (income) loss from non-insurance operations	—	226

Income tax items	(562)	(19,927)

Adjusted Net Operating Income available to common stockholders (1)	$51,032	$46,723

Basic Earnings Per Common Share:

Adjusted Net Operating Income available to common stockholders per common share (2)	$1.32	$1.18

Net Income available to common stockholders per common share	$2.02	$1.55

Weighted average common shares outstanding	38,751	39,576

Diluted Earnings Per Common Share:

Adjusted Net Operating Income available to common stockholders per common share (2)	$1.22	$1.09

Net Income available to common stockholders per common share	$1.86	$1.43

Weighted average common shares outstanding	41,961	42,931

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income. Management uses this measure for the reasons and purposes detailed in footnote (1) above.

AmerUs Group Co.
Equity and Capitalization
($ in thousands, except for per share data)

	As Of Or
	For The Three Months Ended
	March 31,
Common Stockholders' Equity:	2006	2005

Beginning of period (including AOCI)	$1,557,485	$1,623,469

Beginning of period (excluding AOCI) (1)	1,561,097	1,508,799

End of period (including AOCI)	1,509,657	1,591,074

End of period (excluding AOCI) (1)	1,628,538	1,556,528

Average equity (including AOCI)	1,533,571	1,607,272

Average equity (excluding AOCI) (1)	1,594,817	1,532,663

Common shares outstanding, end of period	38,802	39,163

Return on Common Stockholders’ Equity:

Net income available to common stockholders / Average common stockholders’ equity (including AOCI)	20.4%	15.3%

Adjusted Net Operating Income available to common stockholders / Average common stockholders’ equity (excluding AOCI) (1) (2)	12.8%	12.2%

Book Value per Common Share:

including AOCI	$38.91	$40.63
excluding AOCI (1)	$41.97	$39.74

Capitalization:	3/31/2006	12/31/2005

Senior Notes	$300,000	$300,000
PRIDES	143,750	143,750
Surplus Note	25,000	25,000
Other Borrowings	36,394	36,546
Capital Securities — AmerUs Capital I	50,755	50,755

Total Notes Payable	555,899	556,051

Preferred Stock	144,830	144,830
Common Stockholders’ Equity	1,628,538	1,561,097

Total Capitalization (excluding AOCI) (1)	$2,329,267	$2,261,978

AOCI — Unrealized Losses	(118,881)	(3,612)

Total Capitalization (including AOCI)	$2,210,386	$2,258,366

Debt-to-Capital Ratio (3):

A. M. Best	19.91%	20.51%

Fitch	18.24%	18.79%

Moody’s	23.57%	24.27%

Standard & Poor’s	15.52%	15.99%

(1)	Stockholders’ equity, return on equity, book value, and total capitalization amounts excluding accumulated other comprehensive income (AOCI), are non-GAAP financial measures. Management believes that excluding AOCI assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

(2)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(3)	Debt-to-Capital Ratio is defined and used by rating agencies to measure the level of debt as compared to equity for an organization. For A. M. Best, preferred stock is treated as 90% equity, PRIDES are treated as 60% equity and AmerUs Capital I is treated as 40% equity. For Fitch, preferred stock is treated as 100% equity, PRIDES are treated as 70% equity, and AmerUs Capital I is treated as 60% equity. For Moody’s, preferred stock is treated as 75% equity, PRIDES are treated as 50% equity, and AmerUs Capital I is treated as 100% debt. Debt includes $23,845 of defined benefit plan obligation and $13,792 of future lease commitments for both March 31, 2006 and December 31, 2005. For Standard & Poors, preferred stock, PRIDES, and AmerUs Capital I is treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $0 and $38 as of March 31, 2006 and December 31, 2005 respectively.

AmerUs Group Co.
Consolidated Income Statement
($ in thousands)

	For The Three Months Ended
	March 31,
	2006	2005

Revenues:
Insurance premiums	$53,498	$62,546
Product charges	68,062	59,033
Net investment income	285,318	268,711
Realized/unrealized capital gains (losses)	50,645	(48,944)
Other income:
Income from Independent Marketing Organizations	8,599	9,011
Other	4,318	3,545

Total Revenue	470,440	353,902

Benefits and Expenses:
Policyowner benefits — traditional life	53,227	59,932
Policyowner benefits — investment and UL contracts	158,765	109,651
Operating expenses	34,080	32,677
Expenses from Independent Marketing Organizations	6,888	7,931
Amortization — DAC and VOBA	68,520	52,743
Dividends to policyowners	18,733	20,003

Total Benefits and Expenses	340,213	282,937

Interest expense:
Interest on bank debt	17	—
Interest on Senior Notes	4,463	2,172
Interest on Capital Securities (AmerUs Capital I)	1,005	1,005
Interest on PRIDES	1,998	1,998
Interest on OCEANs	—	1,839
Interest on Surplus Note	541	541
Interest on other borrowings	641	225

Total interest expense	8,665	7,780

Income before income tax expense	121,562	63,185

Income tax (expense)	(40,647)	(1,697)

Net income	80,915	61,488

Dividends on preferred stock	(2,719)	—

Net income available to common stockholders	$78,196	$61,488

Weighted Average Common Shares Outstanding:
Basic	38,751,160	39,575,696

Diluted	41,960,970	42,930,905

AmerUs Group Co.
Operating Segment Income
($ in thousands)

For The Three Months Ended March 31, 2006
	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$52,644	$942	$(88)	$53,498
Product charges	55,119	12,943	—	68,062
Net investment income	88,306	196,657	355	285,318
Realized/unrealized losses on closed block investments	(1,062)	—	—	(1,062)
Other income:
Income from Independent Marketing Organizations	—	8,599	—	8,599
Other	871	2,620	827	4,318

	195,878	221,761	1,094	418,733

Benefits and expenses:
Policyowner benefits	90,412	127,675	(323)	217,764
Underwriting, acquisition, and other expenses:
Operating expenses	17,151	9,424	7,505	34,080
Expenses from Independent Marketing Organizations	—	6,888	—	6,888
Amortization of DAC and VOBA	30,360	21,701	—	52,061
Dividends to policyowners	18,733	—	—	18,733

	156,656	165,688	7,182	329,526

Segment pre-tax operating income	$39,222	$56,073	$(6,088)	89,207

Realized/unrealized losses on open block assets				(169)

Unrealized gains on open block options and trading investments				51,876

Change in option value of indexed products and market value adjustments on total return strategy annuities				11,143

Cash flow hedge amortization				28

Amortization of DAC and VOBA due to open block gains and losses and market value adjustments				(16,459)

Amortization of deferred sales inducements due to open block gains and losses and market value adjustments				(5,399)

Income from continuing operations				130,227

Interest (expense)				(8,665)

Income tax (expense)				(40,647)

Net income				80,915

Dividends on preferred stock				(2,719)

Net income available to common stockholders				$78,196

AmerUs Group Co.
Operating Segment Income
($ in thousands)

For The Three Months Ended March 31, 2005
	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$61,483	$480	$583	$62,546
Product charges	47,077	11,956	—	59,033
Net investment income	86,886	181,646	179	268,711
Realized/unrealized gains on closed block investments	130	—	—	130
Other income:
Income from Independent Marketing Organizations	—	9,011	—	9,011
Other	861	2,541	520	3,922

	196,437	205,634	1,282	403,353

Benefits and expenses:
Policyowner benefits	89,201	124,728	27	213,956
Underwriting, acquisition, and other expenses:
Operating expenses	18,393	7,260	7,024	32,677
Expenses from Independent Marketing Organizations	—	7,931	—	7,931
Amortization of DAC and VOBA	24,871	25,047	—	49,918
Dividends to policyowners	20,002	1	—	20,003

	152,467	164,967	7,051	324,485

Segment pre-tax operating income	$43,970	$40,667	$(5,769)	78,868

Realized/unrealized gains on open block assets				177

Unrealized losses on open block options and trading investments				(49,251)

Change in option value of indexed products and market value adjustments on total return strategy annuities				44,334

Cash flow hedge amortization				39

Amortization of DAC and VOBA due to open block gains and losses				(2,825)

Other income from non-insurance operations				(377)

Income from continuing operations				70,965

Interest (expense)				(7,780)

Income tax (expense)				(1,697)

Net income				61,488

Dividends on preferred stock				—

Net income available to common stockholders				$61,488

AmerUs Group Co.
Consolidated Balance Sheets

($ in thousands)

	March 31,	December 31,
ASSETS:	2006	2005

Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$16,468,471	$16,727,933
Equity securities	74,889	75,658
Short-term investments	18,996	9,998
Securities held for trading purposes:
Fixed maturity securities	1,383,819	1,414,225
Equity securities	4,087	2,358
Mortgage loans	964,495	976,135
Policy loans	484,260	483,441
Other investments	374,115	347,552

Total investments	19,773,132	20,037,300

Cash and cash equivalents	529,556	600,160
Accrued investment income	241,316	237,221
Premiums, fees and other receivables	39,640	40,667
Income taxes receivable	—	9,005
Reinsurance receivables	727,852	730,532
Deferred policy acquisition costs	1,946,284	1,755,159
Deferred sales inducements	298,880	261,322
Value of business acquired	358,260	356,949
Goodwill	229,670	228,869
Property and equipment	45,539	44,467
Other assets	310,114	306,655
Separate account assets	224,530	221,694

Total Assets	$24,724,773	$24,830,000

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	March 31,	December 31,
LIABILITIES:	2006	2005

Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$19,620,984	$19,486,854
Policyowner funds	1,489,572	1,483,873

Sub-total	21,110,556	20,970,727

Accrued expenses and other liabilities	874,103	975,419
Dividends payable to policyowners	209,726	278,839
Policy and contract claims	67,082	66,137
Income taxes payable	100	—
Deferred income taxes	28,290	58,818
Notes payable:
Senior notes	300,000	300,000
PRIDES	143,750	143,750
Surplus note	25,000	25,000
AmerUs Capital I	50,755	50,755
Other borrowings	36,394	36,546
Separate account liabilities	224,530	221,694

Total Liabilities	23,070,286	23,127,685

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, 6,000,000 shares issued and outstanding in 2006 and 2005	144,830	144,830
Common Stock, no par value, 230,000,000 shares authorized, 46,871,831 shares issued and 38,802,455 shares outstanding in 2006; 46,675,811 shares issued and 38,612,874 shares outstanding in 2005	46,872	46,676
Additional paid-in capital — common stock	1,238,933	1,231,533
Accumulated other comprehensive loss	(118,881)	(3,612)
Unearned compensation	—	(3,783)
Retained earnings	682,943	604,747
Treasury stock, at cost (8,069,376 shares in 2006 and 8,062,937 shares in 2005)	(340,210)	(318,076)

Total Stockholders’ Equity	1,654,487	1,702,315

Total Liabilities and Stockholders’ Equity	$24,724,773	$24,830,000

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)
March 31, 2006

		AOCI	Without
ASSETS:	GAAP	Adjustment	AOCI Adjustments (1)

Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$16,468,471	$309,042	$16,777,513
Equity securities	74,889	(914)	73,975
Short-term investments	18,996	1	18,997
Securities held for trading purposes:
Fixed maturity securities	1,383,819	—	1,383,819
Equity securities	4,087	—	4,087
Mortgage loans	964,495	—	964,495
Policy loans	484,260	—	484,260
Other investments	374,115	(163)	373,952

Total invested assets	19,773,132	307,966	20,081,098

Cash and cash equivalents	529,556	—	529,556
Accrued investment income	241,316	—	241,316
Premiums, fees and other receivables	39,640	—	39,640
Reinsurance receivables	727,852	—	727,852
Deferred policy acquisition costs	1,946,284	(139,692)	1,806,592
Deferred sales inducements	298,880	(28,504)	270,376
Value of business acquired	358,260	22,206	380,466
Goodwill	229,670	—	229,670
Property and equipment	45,539	—	45,539
Other assets	310,114	—	310,114
Separate account assets	224,530	—	224,530

Total Assets	$24,724,773	$161,976	$24,886,749

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.
Consolidated Balance Sheet
($ in thousands)
March 31, 2006

		AOCI	Without
LIABILITIES:	GAAP	Adjustment	AOCI Adjustments (1)

Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$19,620,984	$—	$19,620,984
Policyowner funds	1,489,572	—	1,489,572

	21,110,556	—	21,110,556

Accrued expenses and other liabilities	874,103	(16,621)	857,482
Dividends payable to policyowners	209,726	(5,572)	204,154
Policy and contract claims	67,082	—	67,082
Income taxes payable	100	—	100
Deferred income taxes	28,290	65,288	93,578
Notes payable:
Senior notes	300,000	—	300,000
PRIDES	143,750	—	143,750
Surplus note	25,000	—	25,000
AmerUs Capital I	50,755	—	50,755
Other borrowings	36,394	—	36,394
Separate Account liabilities	224,530	—	224,530

Total Liabilities	23,070,286	43,095	23,113,381

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, 6,000,000 shares issued and outstanding in 2006	144,830	—	144,830
Common Stock, no par value, 230,000,000 shares authorized; 46,871,831 shares issued and 38,802,455 shares outstanding in 2006	46,872	—	46,872
Additional paid-in capital — common stock	1,238,933	—	1,238,933
Accumulated other comprehensive loss	(118,881)	118,881	—
Retained earnings	682,943	—	682,943
Treasury stock, at cost (8,069,376 shares in 2006)	(340,210)	—	(340,210)

Total Stockholders’ Equity	1,654,487	118,881	1,773,368

Total Liabilities and Stockholders’ Equity	$24,724,773	$161,976	$24,886,749

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.
Product Mix
($ in thousands)

	For The Three Months Ended
	March 31,
Protection Products Repetitive Premiums (1):	2006	2005

Interest-sensitive whole life	66	106

Term and other life	1,460	3,057

Universal life

Flexible premium without no lapse guarantee	691	4,871

Indexed life:

Flexible premium without no lapse guarantee	21,515	13,461

Flexible premium with no lapse guarantee	4,465	2,855

Fixed premium excess interest whole life	1,248	1,710

Single premium	367	—

Total Repetitive Premiums	$29,812	$26,060

Accumulation Deposits (1):
Annuity premiums:
Deferred fixed annuity:
Traditional annuity	$37,221	$68,882
Indexed annuity	480,106	503,070

Sub-total	517,327	571,952

Variable annuity	593	545

Total Accumulation Deposits	$517,920	$572,497

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

AmerUs Group Co.
Sources of Business
($ in thousands)

	For the Three Months Ended
	March 31,
	2006	2005

Protection Products Repetitive Premiums (1):
Career marketing organizations (CMOs)	$7,737	$6,330

Personal producing general agent (PPGA)	5,878	6,766

New York distribution	3,014	3,974

Independent agent force (2)	13,183	8,990

Total Repetitive Premiums	$29,812	$26,060

Accumulation Deposits (1):
Preferred producer (Career)	$34,107	$44,915

Personal producing general agent (PPGA)	7,768	6,251

Independent agent force (2)	476,045	521,331

Total Accumulation Deposits	$517,920	$572,497

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

AmerUs Group Co.
Investment Summary
(Including Closed Block)
($ in thousands)

	March 31, 2006
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value

Cash and cash equivalents	$529,556	$—	$—	$529,556
Securities available-for-sale:
Investment grade bonds	15,501,879	162,811	(482,067)	15,182,623
Non-investment grade bonds	1,275,636	31,749	(21,537)	1,285,848
Equity securities	73,975	914	—	74,889
Short-term investments	18,994	6	(4)	18,996
Securities for trading:
Investment grade bonds	1,245,712	—	—	1,245,712
Non-investment grade bonds	138,107	—	—	138,107
Equity securities	4,087	—	—	4,087
Mortgage loans	964,495	—	—	964,495
Policy loans	484,260	—	—	484,260
Other invested assets	374,115	—	—	374,115

Total	$20,610,816	$195,480	$(503,608)	$20,302,688

	December 31, 2005
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value

Cash and cash equivalents	$600,160	$—	$—	$600,160
Securities available-for-sale:
Investment grade bonds	15,371,845	297,149	(204,917)	15,464,077
Non-investment grade bonds	1,249,886	35,812	(21,842)	1,263,856
Equity securities	74,951	707	—	75,658
Short-term investments	9,990	8	—	9,998
Securities for trading:
Investment grade bonds	1,286,830	—	—	1,286,830
Non-investment grade bonds	127,395	—	—	127,395
Equity securities	2,358	—	—	2,358
Mortgage loans	976,135	—	—	976,135
Policy loans	483,441	—	—	483,441
Other invested assets	347,552	—	—	347,552

Total	$20,530,543	$333,676	$(226,759)	$20,637,460

Investment Portfolio Data (1):	March 31, 2006	December 31, 2005

Average NAIC Rating	1.49	1.49
Average Life	9.67	9.82
Effective Duration	6.07	6.21
Weighted Average Book Yield	5.72	5.69
Quarterly New Money Rate	6.11	5.77

	March 31, 2006			December 31, 2005
High Yield Securities:	Amortized Cost	% of FMS	% of TIA (2)	Amortized Cost	% of FMS	% of TIA (2)

NAIC 3	$836,631	4.61%	4.06%	$806,270	4.47%	3.93%
NAIC 4	532,420	2.93%	2.58%	533,201	2.96%	2.60%
NAIC 5	43,522	0.24%	0.21%	34,908	0.19%	0.17%
NAIC 6	1,170	0.01%	0.01%	2,902	0.02%	0.01%

Total	$1,413,743	7.79%	6.86%	$1,377,281	7.64%	6.71%

(1)	Investment portfolio data reflects fixed maturity securities (FMS) managed by AmerUs Capital Management.

(2)	TIA — Total Invested Assets

AmerUs Group Co.
Investment Summary
(Including Closed Block)
($ in thousands)

	March 31, 2006			December 31, 2005
Fixed Maturity Securities by Category:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA

Government	$457,523	2.6%	2.3%	$487,223	2.7%	2.4%
Public Credit	9,823,313	55.0%	48.3%	10,111,795	55.7%	49.0%
Private Credit	2,497,390	14.0%	12.3%	2,482,831	13.7%	12.0%
Below Investment Grade	1,423,955	8.0%	7.0%	1,391,251	7.7%	6.7%
Mortgage-Backed (MBS)	2,096,975	11.7%	10.3%	2,121,298	11.7%	10.3%
Commercial Mortgage-Backed (CMBS)	1,131,950	6.3%	5.6%	1,204,944	6.6%	5.8%
Asset-Backed (ABS)	421,184	2.4%	2.1%	327,435	1.8%	1.6%
Redeemable Preferred Stock	—	0.0%	0.0%	15,381	0.1%	0.1%

Total	$17,852,290	100.0%	87.9%	$18,142,158	100.0%	87.9%

		March 31, 2006			December 31, 2005
Fixed Maturity Securities by Quality:		Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA

NAIC Rating	S&P Equivalent
1	A- or higher	$11,143,538	62.4%	54.9%	$11,337,428	62.5%	54.9%
2	BBB- to BBB+	5,284,797	29.6%	26.0%	5,413,479	29.9%	26.2%

	Investment Grade	16,428,335	92.0%	80.9%	16,750,907	92.4%	81.1%

3	BB- to BB+	844,003	4.7%	4.2%	817,530	4.5%	4.0%
4	B- to B+	533,676	3.0%	2.6%	534,480	2.9%	2.6%
5 & 6	CCC+ or lower	46,276	0.3%	0.2%	39,241	0.2%	0.2%

	Below Investment Grade	1,423,955	8.0%	7.0%	1,391,251	7.6%	6.8%

	Total	$17,852,290	100.0%	87.9%	$18,142,158	100.0%	87.9%

	March 31, 2006			December 31, 2005
Fixed Maturity Securities by Industry Sector:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA

Basic Industry	$869,785	4.9%	4.3%	$905,312	5.0%	4.4%
Capital Goods	936,510	5.2%	4.6%	974,375	5.4%	4.7%
Communications	1,278,219	7.2%	6.3%	1,372,702	7.6%	6.6%
Consumer Cyclical	1,096,709	6.1%	5.4%	1,106,303	6.1%	5.4%
Consumer Non Cyclical	1,621,897	9.1%	8.0%	1,577,229	8.7%	7.6%
Energy	1,091,473	6.1%	5.4%	1,139,151	6.3%	5.5%
Technology	292,134	1.6%	1.4%	261,740	1.4%	1.3%
Transportation	592,916	3.3%	2.9%	598,977	3.3%	2.9%
Industrial Other	224,850	1.3%	1.1%	221,532	1.2%	1.1%
Utilities	2,188,816	12.3%	10.8%	2,193,589	12.1%	10.6%
Financial Institutions	2,923,498	16.4%	14.4%	3,045,535	16.8%	14.8%

Sub-total	13,116,807	73.5%	64.6%	13,396,445	73.9%	64.9%
Other (1)	4,735,483	26.5%	23.3%	4,745,713	26.1%	23.0%

Total	$17,852,290	100.0%	87.9%	$18,142,158	100.0%	87.9%

(1)	Includes foreign and domestic government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	March 31, 2006			December 31, 2005
Mortgage Backed Securities:	Market Value	% of MBS	% of TIA	Market Value	% of MBS	% of TIA

Pass-thru	$1,148,686	54.8%	5.6%	$1,179,424	55.6%	5.7%
Planned Amortization Class (PACs)	434,089	20.7%	2.1%	452,120	21.3%	2.2%
Sequential Pay	459,850	21.9%	2.3%	447,593	21.1%	2.2%
Adjustable Rate Mortgages (ARMs)	54,350	2.6%	0.3%	42,161	2.0%	0.2%

Total	$2,096,975	100.0%	10.3%	$2,121,298	100.0%	10.3%

AmerUs Group Co.
Policyowner Liability Characteristics — Annuities
($ in thousands)
March 31, 2006

			Fixed
	Fixed	Fixed	Indexed	Fixed
	Traditional	Indexed	Derivatives	Indexed
	Annuities	Annuities	Market Value	Annuities
	Account Value	Account Value (4)	Adjustment	GAAP Reserves

FIXED DEFERRED ANNUITY SURRENDER CHARGE %:

Accrual adjustment	$—	$15,347	$813	$16,160
No surrender charge	2,007,165	42,245	150	42,395
1 percent	52,302	28,559	2,078	30,637
2 percent	111,359	130,930	16,999	147,929
3 percent	239,077	338,422	52,867	391,289
4 percent	435,240	294,346	41,896	336,242
5 percent	359,322	85,368	6,454	91,822
6 percent	362,163	98,884	3,711	102,595
7 percent	385,026	133,231	1,125	134,356
8 percent	353,206	331,162	2,107	333,269
9 percent	438,794	438,599	1,834	440,433
10 percent or greater	688,414	5,792,445	30,379	5,822,824

Total	$5,432,068	$7,729,538	$160,413	$7,889,951

MARKET VALUE ADJUSTMENT PROTECTION:

MVA provision on contract	$410,923	$4,659,236	$16,564	$4,675,800
Total return strategy	—	1,077,305	136,392	1,213,697
Non-MVA	5,021,145	1,992,997	7,457	2,000,454

Total	$5,432,068	$7,729,538	$160,413	$7,889,951

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:

Monthly guarantee	$231,993	$—	$—	$—
Quarterly	—	—	—	—
1 Year	4,835,833	—	—	—
Multi-year	364,242	—	—	—
Cumulative floor (1)	—	7,729,538	160,413	7,889,951

Total	$5,432,068	$7,729,538	$160,413	$7,889,951

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:

2 percent	$404,759	$—	$—	$—
3 percent	2,406,727	—	—	—
3.25 percent	408,316	—	—	—
3.50 percent	552,614	—	—	—
4 percent	1,608,638	—	—	—
4.5 percent	51,014	—	—	—
Cumulative floor (1)	—	7,729,538	160,413	7,889,951

Total	$5,432,068	$7,729,538	$160,413	$7,889,951

CREDITED RATE VS. MINIMUM
GUARANTEED RATE DIFFERENTIAL (2) (3):

No differential	$4,572,154	$—	$—	$—
0.0% - 0.5%	109,023	—	—	—
0.5% - 1.0%	323,578	—	—	—
1.0% - 1.5%	27,113	—	—	—
1.5% - 2.0%	73,308	—	—	—
2.0% - 2.5%	101,499	—	—	—
2.5% - 3.0%	39,652	—	—	—
Greater than 3.0%	185,741	—	—	—
Cumulative floor (1)	—	7,729,538	160,413	7,889,951

Total	$5,432,068	$7,729,538	$160,413	$7,889,951

(1)	Indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain deferred sales inducements rates ranging from 0.5% to 2.5%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 175 basis points

(4)	Account value is a non-GAAP financial measure for indexed products. For GAAP, indexed product liabilities are to be stated at fair value in accordance with accounting for derivatives. The comparable GAAP measure is presented in the last column and the difference is the derivative market adjustment in the third column. The non-GAAP measure presentation is used by management to analyze potential future surrender charge income.

AmerUs Group Co.
Annuity Segment Spread
($ in thousands)

	Rolling 12 Months Ended
	March 31,
ANNUITY SEGMENT SPREADS LTM:	2006	2005

Asset earned rate	5.72%	5.74%
Liability credited rate (1)	3.41%	3.41%

Product spread	2.31%	2.33%

COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION (2):

	Rolling 12 Months Ended
	March 31, 2006
	GAAP	Adjustment (1)	Non-GAAP

Investment income (3)	$683,856		$683,856

Average invested assets	$11,958,476		$11,958,476

Asset earned rate	5.72%		5.72%

Annuity segment benefit expense (1)	$437,995	$(22,886)	$415,109

Average annuity segment liabilities (1)	$12,359,443	$(182,200)	$12,177,243

Liability credited rate	3.55%		3.41%

Product spread	2.17%		2.31%

	Rolling 12 Months Ended
	March 31, 2005
	GAAP	Adjustment (1)	Non-GAAP

Investment income (3)	$609,571		$609,571

Average invested assets	$10,606,843		$10,606,843

Asset earned rate	5.74%		5.74%

Annuity segment benefit expense (1)	$387,283	$(17,843)	$369,440

Average annuity segment liabilities (1)	$10,978,862	$(156,912)	$10,821,950

Liability credited rate	3.53%		3.41%

Product spread	2.21%		2.33%

(1)	The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for indexed annuity products. For GAAP, indexed product liabilities are to be stated at fair value following derivative accounting. In addition, the liability credited rate excludes deferred sales inducements amortization from total benefit expense. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section on this page. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the deferred sales inducements amortization that historically has not been a part of this measure.

(2)	The annuity segment spread calculation includes fixed annuity and indexed annuity products only. IL Annuity products, which we are no longer selling, and funding agreements are excluded from the calculation.

(3)	Excludes surrender charge income.

AmerUs Group Co.
Closed Block
($ in thousands)

	March 31,	December 31,
	2006	2005

LIABILITIES:
Future life and annuity policy benefits	$2,750,868	$2,765,095
Policyowner funds	7,740	7,835
Accrued expenses and other liabilities	6,693	6,420
Dividends payable to policyowners	154,219	154,793
Policy and contract claims	20,014	17,986
Policyowner dividend obligation	48,308	116,684

Total Liabilities	2,987,842	3,068,813

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	1,911,320	1,916,052
Mortgage loans	58,988	60,541
Policy loans	331,377	331,561
Cash and cash equivalents	3,264	63,506
Accrued investment income	31,500	32,972
Premiums, fees and other receivables	53,536	58,778

Total Assets
	2,389,985	2,463,410

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$597,857	$605,403

	For The Three Months Ended
	March 31,
	2006	2005

REVENUES AND EXPENSES:
Insurance premiums	$37,349	$41,887
Product charges	1,610	1,701
Net investment income	35,603	34,419
Realized/unrealized gains (losses) on investments	(1,062)	130
Policyowner benefits	(46,026)	(50,121)
Underwriting, acquisition and other expenses	(1,495)	(557)
Dividends to policyowners	(16,876)	(18,168)

Contribution from the Closed Block before income taxes	$9,103	$9,291

AmerUs Group Co.
Additional Information
($ in thousands)

	March 31,	December 31,
	2006	2005

LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):

Traditional life	$67,347,000	$68,386,000
Universal life	19,026,000	19,271,000
Indexed life	16,271,000	14,797,000

Total Life Insurance In Force	$102,644,000	$102,454,000

RESERVES (GAAP) (including Closed Block):

Traditional life	$3,635,298	$3,636,832
Universal life	1,623,303	1,618,755
Indexed life	690,827	595,087

Total life insurance reserves	5,949,428	5,850,674

Deferred fixed annuity	5,692,070	6,019,545
Indexed annuity	7,889,951	7,526,798

Total annuity reserves	13,582,021	13,546,343

Total Reserves	$19,531,449	$19,397,017

NUMBER OF PRODUCERS:

Protection Products Segment:
Career marketing organizations	1,313	1,139
Personal producing general agents and sub-agents	5,116	5,092
Independent agents — other than New York	17,939	15,972
Independent agents — New York	6,145	6,475

Protection Products Segment — Total Agents	30,513	28,678

Accumulation Products Segment — Independent Agents	18,247	17,728

	March 31,	March 31,
	2006	2005

LIFE INSURANCE LAPSE RATE — LTM	6.5%	6.5%

ANNUITY WITHDRAWAL RATES — LTM
With internal replacements	11.1%	9.2%
Without internal replacements	9.3%	8.0%

(1)	Life insurance in force is a performance measure utilized by investors, analysts and the Company to assess the Company’s position in the industry.

AmerUs Group Co.
Additional Information
($ in thousands)

	Protection Products	Accumulation Products	AOCI
DAC ROLLFORWARD:	Segment	Segment	Adjustment	Total

Beginning Balance — December 31, 2005	$748,510	$999,671	$6,978	$1,755,159

Capitalization	53,534	62,169	—	115,703

Amortization	(21,139)	(36,153)	—	(57,292)

FAS 115 adjustment	—	—	132,714	132,714

Ending Balance — March 31, 2006	$780,905	$1,025,687	$139,692	$1,946,284

	Deferred
OTHER ROLLFORWARDS:	Sales Inducements	VOBA

Beginning Balance — December 31, 2005	$261,322	$356,949

Capitalization	24,846	—

Amortization	(10,795)	(11,228)

FAS 115 adjustment	23,507	12,539

Ending Balance — March 31, 2006	$298,880	$358,260

CONTRIBUTION FROM THE CLOSED BLOCK:	2006	2007

First quarter	$9,103	$8,927

Second quarter	8,843	8,667

Third quarter	8,588	8,414

Fourth quarter	8,338	8,166

Total	$34,872	$34,174

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.
Income Tax Rate Reconciliation

	For The Three Months Ended
	March 31,
	2006	2005

Corporate federal income tax rate	35.0%	35.0%

Net benefit of tax credits	—	(0.1%)

Dividend received deduction	(0.1%)	(1.0%)

Non-deductible expenses	0.4%	0.8%

Tax exempt income	(1.3%)	(1.8%)

State taxes (benefit) on non-life operations	(0.1%)	1.3%

Provision releases	(0.5%)	(31.5%)

Effective tax rate	33.4%	2.7%

Corporate Profile
AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $24.7 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life
Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life
Insurance Company; Indianapolis Life Insurance Company; Bankers Life Insurance Company
of New York; and IL Securities, Inc.
AmerUs Group’s common stock is traded on the New York Stock Exchange (NYSE)
under the trading symbol “AMH”, PRIDES under the trading symbol “AMH A”, and preferred stock under the trading symbol “AMH Pr”.
Corporate Headquarters
AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648

Common Stock and Dividend Information

			Dividend
2006	High	Low	Declared

First Quarter	$62.37	$56.61	$0.00

2005
First Quarter	$49.08	$43.36	$0.00
Second Quarter	$48.50	$45.06	$0.00
Third Quarter	$57.57	$48.91	$0.00
Fourth Quarter	$60.14	$54.83	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar	Mellon Investor Service, LLC
Vice President — Investor Relations	480 Washington Blvd.
Phone — (515) 362-3693	Jersey City, NJ 07310
Fax — (515) 362-3648	(800) 304-9709
e-mail: marty.ketelaar@amerus.com	www.melloninvestor.com

Annual Report and Other Information
Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2005 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.
AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2005, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.